Exhibit 10.23
NON-QUALIFIED STOCK OPTION AGREEMENT

OPTION NO. _____	TO PURCHASE ________
SHARES OF COMMON STOCK
($0.01 PAR VALUE)

TXCO RESOURCES INC.

INCORPORATED UNDER THE LAWS OF

THE STATE OF DELAWARE

For valuable consideration, receipt of which is hereby acknowledged, TXCO RESOURCES INC., a Delaware corporation  (hereinafter called the "Corporation"), hereby grants to __________  (hereinafter called the "Optionee"), a non-qualified stock option (hereinafter called the "Option"), subject to the terms and conditions thereof, and subject to the terms and conditions of the 2005 Stock Incentive Plan of the Corporation (hereinafter called the "Plan") which Plan is hereby incorporated herein by reference.  In the event of any conflict between the terms of the Plan and this Agreement, the terms of the Plan shall govern.

A.Basic Terms.  This certifies that, for value received, the registered owner is entitled, subject to the terms and conditions of this Option and the 2005 Stock Incentive Plan, until the expiration date, to purchase up to the number of shares of the Common Stock, par value $.01 (the "Common Stock") from the Corporation at the purchase price shown below, on delivery of this Option to the Corporation with the exercise form duly executed and payment of the Purchase Price:  (a)  in United States dollars in cash or by check, bank draft or money order payable to the order of the Corporation,  (b)  by delivering Common Stock already owned by the Optionee with an aggregate Fair Market Value on the date of exercise equal to the Option Price, or  (c)  by a combination of the above methods of payment, together with payment or arrangement for payment of any federal income tax required to be withheld by the Corporation.  If Common Stock is to be delivered as a payment of part or all of the Option Price, it must be tendered in accordance with methods determined by the Committee to be acceptable and appropriate as considered in Section 5.2(b) of the Plan.  As soon as practicable after receipt of such notice and payment, the Corporation shall, without transfer or issue tax or other incidental expense to the Optionee, deliver to Optionee at the office of the Corporation, or such other place as may be mutually acceptable, or, at the election of the Corporation, by first class mail addressed to the Optionee at the address shown in the records of the Corporation, a certificate or certificates for such shares out of theretofore authorized but unissued shares or reacquired shares of its Common Stock, as the Corporation may elect.

Registered Owner:__________
                                __________
                                __________

Purchase Price:$ _____ per Common Share

Expiration Date:__________ , unless earlier terminated pursuant to this paragraph, the paragraph immediately following or Paragraph K of this Option.  If, prior to the Expiration Date, the Optionee ceases to serve as a director of the Corporation, this Option shall terminate as to any portion of the Option not fully vested.  This Option shall be void and of no effect after the Expiration Date.

Vesting Schedule:This Option is intended as an incentive to retain the Optionee as a director of the Corporation.  Therefore, the Optionee shall become fully vested as to one third (1/3) of the Option, __________  shares, after one year of continuous service as a director from the date hereof.  The Optionee shall become fully vested as to an additional one-third (1/3) of the Option, __________  shares, after two years of continuous service as a director from the date hereof.  The Optionee shall become fully invested as to the remaining one-third (1/3) of the Option, __________  shares, after three years of continuous service as a director from the date hereof.  Should the Optionee’s service as a director be terminated, either voluntarily or involuntarily, any portion of the Option that has not been fully vested shall be immediately forfeited.  Any portion of the Option that has been fully vested shall be subject to the terms and conditions of this Option and the Plan.

B.Corporation's Covenants as to Common Stock.  Shares deliverable on the exercise of this Option shall, at delivery, be fully paid and non-assessable, free from taxes, liens and charges with respect to their purchase.  The Corporation shall take any necessary steps to assure that the par value per share of the Common Stock is at all times equal to or less than the then current Option purchase price per share of the Common Stock issuable pursuant to this Option.  The Corporation shall at all times reserve and hold available sufficient shares of Common Stock to satisfy all conversion and purchase rights of outstanding convertible securities, options and warrants.

C.Method of Exercise.  The purchase rights represented by this Option are exercisable at the option of the registered owner in whole at any time, on or prior to the expiration date, by payment of the Purchase Price in a manner specified in Paragraph A for each share purchased.  The Corporation may postpone the time of delivery of certificates for shares for such additional time as the Corporation shall deem necessary or desirable to enable it to comply with all applicable laws, regulations, rules, orders and approvals which shall then be in effect and required by any governmental entities or any stock exchanges on which the Common Stock is traded.

D.Adjustment of Shares Purchasable.  The number of shares purchasable hereunder and the purchase price per share are subject to adjustment from time to time as specified in this Option.

E.Limited Rights of Owner.  This Option does not entitle the owner to any voting rights or other rights as a shareholder of the Corporation, or to any other rights whatsoever except the rights herein expressed.  No dividends are payable or will accrue on this Option or the shares purchasable hereunder until, and except to the extent that, this Option is exercised.

F.Transfer.  This Option shall, during the Optionee's lifetime, be exercisable only by the registered owner and neither it nor any right hereunder shall be transferable other than by will or the laws of descent and distribution or be subject to attachment, execution or other similar process.

G.Recognition of Registered Owner.  Prior to due presentment for registration of transfer of this Option, the Corporation may treat the registered owner as the person exclusively entitled to receive notices and otherwise to exercise rights hereunder.

H.Effect of Stock Split, etc.  If the Corporation, through stock dividend, split, reverse split or reclassification of shares, changes as a whole the outstanding Common Stock into a different number of class of shares, then:  (1)  the number and class of shares so changed shall, for the purposes of this Option, replace the shares outstanding immediately prior to the change; and  (2)  the Option purchase price in effect, and the number of shares purchasable under this Option, immediately prior to the date upon which the change becomes effective, shall be proportionately adjusted  (the price to the nearest cent).  Irrespective of any adjustment or change in the Option purchase price or the number of shares that were purchasable under this or any other Option of like tenor, the Options theretofore and thereafter issued may continue to express the Option purchase price per share and the number of shares that were purchasable were expressed in the Options when initially issued.

I.Effect of Merger, etc.  If the Corporation consolidates with or merges into another corporation, the registered owner shall thereafter be entitled on exercise to purchase, with respect to each share of Common Stock purchasable hereunder immediately before the consolidation or merger becomes effective, the securities or other consideration to which a holder of one share of Common Stock is entitled in the consolidation or the merger without any change in or payment in addition to the Option purchase price in effect immediately prior to the merger or consolidation.  The Corporation shall take any necessary steps in connection with a consolidation or merger to assure that all the provisions of the Option shall thereafter be applicable, as nearly as reasonably may be, to any securities or other consideration so deliverable on exercise of this Option.  A sale or lease of all or substantially all the assets of the Corporation for a consideration  (apart from the assumption of obligations)  consisting primarily of securities is a consolidation or merger for the foregoing purposes.

J.Notice of Adjustment.  On the happening of an event requiring an adjustment of the Option purchase price or the shares purchasable hereunder, the Corporation shall forthwith give written notice to the registered owner stating the adjusted Option purchase price and the adjusted number and kind of securities or other property purchasable hereunder resulting from the event and setting forth in reasonable detail the method of calculation and the facts upon which the calculation is based.  The Board of Directors of the Corporation, acting in good faith, shall determine the calculation.

K.Notice and Effect of Dissolution, etc.  In case a voluntary or involuntary dissolution, liquidation, or winding up of the Corporation  (other than in connection with a consolidation or merger covered by Paragraph I above)  is at any time proposed, the Corporation shall give at least 30 days prior written notice to the registered owner.  Such notice shall contain:  (1)  the date on which the transaction is to take place;  (2)  the record date  (which shall be at least 30 days after the giving of the notice)  as of which holders of Common Stock will be entitled to receive distributions as a result of the transaction;  (3)  a brief description of the transaction;  (4)  a brief description of the distributions to be made to holders of Common Stock as a result of the transaction;  and  (5)  an estimate of the fair value of the distributions.  On the date of the transaction, if it actually occurs, this Option and all rights hereunder shall terminate.

L.Method of Giving Notice; Extent Required.  Notices shall be given by first class mail, postage prepaid, addressed to the registered owner at the address of the owner appearing in the records of the Corporation.  No notice to Option holders is required except as specified in Paragraph J, K and N.

M.THE REGISTERED OWNER HAS REPRESENTED TO THE CORPORATION THAT THE SECURITIES REPRESENTED BY THIS OPTION ARE BEING ACQUIRED BY THE REGISTERED OWNER FOR INVESTMENT.  SUCH SECURITIES MAY NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT").  SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER UNLESS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE, EXCEPT UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE CORPORATION OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT ANY SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE ACT OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

N.Registration Rights.  As the shares issued under this Option may not be registered and may be restricted pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”), the Corporation agrees that in the event it files to register shares under the Plan, it will include these shares.  If the Corporation files any registration statement with the SEC it will, upon the timely written request of the Registered Owner, include, in the first registration statement filed after the shares have been purchased, shares of its Common Stock that have been previously purchased under the terms of this Option.  Any such written request shall be delivered to the Corporation within no more than 10 days following the Registered Owner’s receipt of written notice from the Corporation that it intends to file a registration statement with the SEC.

IN WITNESS WHEREOF, this Option has been executed as of this         day of __________  .

TXCO RESOURCES INC.

By: _____________
James E. Sigmon,
Chief Executive Officer

EXERCISE FORM

TXCO Resources Inc.
777 E. Sonterra Blvd., Suite 350
San Antonio, Texas  78258

Ladies and Gentlemen:

The undersigned hereby:  (1)  irrevocably subscribes for __________________________ shares of your Common Stock pursuant to this Option, and enclosed payment of  $_____________ therefor;  (2)  requests that a certificate for the shares be issued in the name of the undersigned and delivered to the undersigned at the address below;  and  (3)  if such number of shares is not all of the shares purchasable hereunder, that a new Option of like tenor for the balance of the remaining shares purchasable hereunder be issued in the name of the undersigned and delivered to the undersigned at the address below.

________________________________
Date:___________________	(Please sign exactly as name
appears on Option)
Address:___________________________
__________________________________
Taxpayer ID No.____________________

                            __________  __________  __________  __________  __________  __________  __________  __________  __________  __________  ____

NOTE:  Options, substantially in the form shown above, under TXCO's 2005 Stock Incentive Plan (the "Plan") may be granted to directors, management and other employees, from time to time, at the discretion of TXCO's Board of Directors ("Board").  The number of options awarded and the vesting terms are set by the Board at the time of grant.  Options typically have a ten-year life. Options granted to employees and management generally are considered Incentive Stock Options, while those granted to the Board under this Plan will be Non-Qualified Options.

The Board granted the first options under the Plan at its meeting on December 5, 2008.  Each non-employee director was granted options to purchase 50,000 shares of TXCO's common stock at an exercise price of $2.05, 110% of the closing price on that date for the Company's common stock.  These options become exercisable one-third per year on the anniversary date of the grant.